UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 5, 2010

ILLINOIS TOOL WORKS INC.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4797	36-1258310
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 West Lake Avenue, Glenview, Illinois		60026-1215
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	847-724-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) At its August 5, 2010 meeting, the Company’s Board of Directors elected Kevin M. Warren and Anré D. Williams as directors to serve until the May 2011 Annual Meeting and determined them to be independent. Mr. Warren, age 47, is the president, U. S. Solutions Group for Xerox Corporation in Rochester, NY, known for its color and black-and-white copiers but the group also sells document management software and copier supplies and offers consulting and document management outsourcing services. Previously, Mr. Warren served as chairman, president and chief executive officer of Xerox Canada. Mr. Warren has been appointed to the Audit and Compensation Committees of the Company’s Board of Directors.

Mr. Williams, age 45, is president of Global Commercial Card for American Express Company in New York, NY, a global payments and travel company. Previously, Mr. Williams was executive vice president, U.S. Commercial Card. Mr. Williams has been appointed to the Audit and Finance Committees of the Company’s Board of Directors.

Messrs. Warren and Williams will participate in the standard non-employee director compensation arrangements described in the Company’s 2010 proxy statement, including an initial phantom stock unit award of 1,000 phantom stock units on the effective date of their election to the Board. The value of each unit equals the market value of one share of the Company’s common stock.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) At its August 5, 2010 meeting, the Company’s Board of Directors approved an amendment to the first sentence of Article III, Section 2 of the Company’s By-Laws, effective August 5, 2010, to increase the number of directors to eleven from nine. The text of Article III, Section 2, as amended, is as follows:

“SECTION 2. Number, Tenure and Qualifications. The number of directors of the corporation is established at eleven. Each director shall hold office for the term for which such director is elected or until a successor shall have been chosen and shall have qualified or until such director’s earlier death, resignation, retirement, disqualification or removal.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ILLINOIS TOOL WORKS INC.

August 11, 2010	By:	James H. Wooten, Jr.

Name: James H. Wooten, Jr.
Title: Senior Vice President, General Counsel & Secretary

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Exhibit Index

Exhibit No.	Description

3	By-Laws of Illinois Tool Works Inc., as amended and restated as of August 5, 2010
99.1	Press Release issued by Illinois Tool Works Inc. dated August 5, 2010